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                                                                   EXHIBIT 10.24

                    SETTLEMENT AND MUTUAL RELEASE AGREEMENT


     This Settlement and Release Agreement ("AGREEMENT") is made effective October 30, 1998 (the "EFFECTIVE DATE") by and among Nutrition For Life International, Inc. ("NFLI"), Distributor Services, L.L.C. ("DS"), Tru-Vantage International, L.L.C. ("TRU-VANTAGE"), Maximum Impact, L.L.C. ("MAXIMUM"), and Nightingale-Conant Corporation ("NIGHTINGALE-CONANT").

     WHEREAS, each of DS, Tru-Vantage and Maximum is (a) an Illinois limited liability company with its principal place of business in Niles, Illinois; and
(b) wholly-owned by Nightingale-Conant, a Delaware corporation located in Niles, Illinois;

     WHEREAS, NFLI is a publicly-held Texas corporation with its principal place of business in Houston, Texas;

     WHEREAS, DS and NFLI are parties to a certain "Administrative And Consulting Services Agreement" dated July 29, 1996 (the "1996 AGREEMENT");

     WHEREAS, disputes and disagreements have arisen between DS and NFLI regarding, among other things, their rights and obligations under the 1996 Agreement, which disputes and disagreements may also affect indirectly each of Tru-Vantage, Maximum and Nightingale-Conant;

     WHEREAS, the parties hereto desire to fully and finally resolve all disagreements and disputes and to terminate and cancel the 1996 Agreement.

     NOW,THEREFORE, in consideration of the recitals and the mutual covenants and promises set forth below and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:


     1.   The Tape Inventory.
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          1.1  Purchase.  DS sells, conveys and assigns pursuant to the Bill of
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Sale and Assignment in the form attached as Exhibit A to this Agreement and NFLI purchases and accepts (a) good and marketable title to DS's entire inventory of audiotapes that reference NFLI or that were produced for NFLI distributors (the "TAPE INVENTORY"); and (b) all copyrights, trademarks, trade names, property rights, and any registration or application for registration thereof, related to the Tape Inventory and all goodwill associated therewith (the "INTELLECTUAL PROPERTY"), all of which DS represents and warrants are free and clear of any interests, liens or encumbrances whatsoever. The Tape Inventory does not include tapes produced by affiliates of DS including, without limitation, Nightingale-Conant, Tru-Vantage, and Maximum. With respect to the Tape Inventory, DS HEREBY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY AND ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. Upon delivery of the Consideration DS shall cause the Tape Inventory to be shipped to NFLI by no later than November 10, 1998 in accordance with the
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existing course of dealing between DS and NFLI pertaining to the shipment of tapes by DS to NFLI. Any sales or other transfer taxes payable in connection with the transfer of the Tape Inventory or the Intellectual Property shall be paid by Seller.

          1.2  License.  NFLI hereby grants DS a perpetual royalty free, fully
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paid and non-exclusive license for the use of the ideas, concepts, processes, systems and information contained in the Tape Inventory (and constituting Intellectual Property), provided that such use does not refer directly or indirectly to NFLI.

     2.   The 1996 Agreement.  The 1996 Agreement is hereby terminated and
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cancelled.  All rights and obligations of all parties under the 1996 Agreement are terminated and entirely extinguished.

     3.   Consideration.   The consideration specified in subsections 3.1
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through 3.3 shall constitute the total consideration to be paid and delivered by
NFLI hereunder (the "CONSIDERATION").

          3.1  Cash Payment.  No later than two days after the Effective Date,
               ------------
NFLI shall pay DS the sum of $967,000 (the "CASH PORTION") in immediately available funds by wire transfer to the account of Distributor Services, LLC, Account No. 18102981, ABA routing number 071000770, at American National Bank & Trust Company of Chicago.

          3.2  Promissory Note.  On the Effective Date, NFLI shall execute and
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deliver a promissory term note payable to DS in the form attached as Exhibit B to this Agreement (the "NOTE"). The principal face amount of the Note shall be $1,080,000 and the Note shall be interest free. The Note shall provide for 30 consecutive monthly payments of $36,000 payable on the first business day of each month commencing with a first payment on November 1, 1998, and a last payment on April 1, 2001. In the event of any conflict or inconsistency between this Agreement and the terms of the Note, the Note shall govern.

               3.2.1  Assignment and Negotiation. Notwithstanding any term
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contained in this Agreement to the contrary, DS may freely assign or otherwise negotiate all or part of the Note, subject to the provisions of any applicable securities laws.

               3.2.2  Priority.  The payment of the Note shall be subordinated
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only to (a) loans obtained by NFLI in the ordinary course of business from and after the Effective Date provided such loans are for working capital only and not for the purpose of capital expenditures, except for capital expenditures permitted to be made by the applicable working capital lender(s), and any obligations senior to such working capital loans (b) taxes and other governmental charges or assessments, and (c) indebtedness or other obligations incurred in the ordinary course of business for the obtaining of goods and services from persons not insiders (as the term "person" and "insider" are defined at 11 U.S.C. Section 101).

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          3.3  Warrant.  Concurrently with the execution of this Agreement, NFLI
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shall issue and deliver to Nightingale-Conant a warrant in the form of Exhibit C
(the "WARRANT") pursuant to which Nightingale-Conant may acquire from NFLI 290,000 shares of common stock of NFLI for $5.50 per share (the "SHARES"). In the event of any conflict or inconsistency between this Agreement and the Warrant, the Warrant shall govern.

          3.4  No Further Acquisitions or Business Combination. For a period of
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five years commencing with the Effective Date, Nightingale-Conant shall not directly or indirectly seek to acquire control of or a controlling interest in NFLI, defined for purposes of this Agreement as a "beneficial ownership" of 5% or more of the voting securities of NFLI (as defined under the rules and regulation promulgated by the Securities and Exchange Commission) or engage in any "Business Combination" (as defined in Section 13.02(4) of the Texas Business Corporation Act where an "affiliate" would be any person having beneficial ownership of 5% or more of the voting securities of NFLI), with NFLI unless it first receives written consent of the Board of Directors of NFLI.

     4.   Releases
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          4.1  By NFLI.  NFLI hereby releases DS, Tru-Vantage, Maximum, and
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Nightingale-Conant, and their respective officers, directors, shareholders, employees, affiliates, agents, representatives and attorneys and their respective successors and assigns, from any and all demands, claims, causes of action, liabilities, accounts, obligations and debts, known or unknown, of every kind whatsoever, that it has or may have at the Effective Date.

          4.2  By DS, Tru-Vantage, Maximum and Nightingale-Conant. DS, Tru-
               --------------------------------------------------
Vantage, Maximum, and Nightingale-Conant hereby release NFLI and its officers, directors, shareholders, employees, affiliates, agents, representatives and attorneys and their respective successors and assigns, from any and all demands, claims causes of action, liabilities, accounts, obligations and debts, known or unknown, of every kind whatsoever, that it has or may have at the Effective Date.

          4.3  Of Jenner & Block and David Bradford. NFLI, DS, Tru-Vantage,
               ------------------------------------
Maximum, and Nightingale-Conant hereby release and waive any claims or causes of action they have or may have against the law firm of Jenner & Block or against David Bradford arising out of or related to their role in mediating and facilitating this Agreement.

          4.4  Exceptions to Releases. The releases contained in this Section 4
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are not intended, and shall not be construed (a) to release or abrogate obligations arising solely from this Agreement, or (b) to release or inure to the benefit of Kevin Trudeau, who is a party to a separate agreement dated August 19, 1998 with NFLI (the "KT SEPARATION AGREEMENT").

     5.   Best Efforts.  DS shall use its reasonable best efforts to promote
          ------------
Kevin Trudeau's cooperation in discharging his obligations under the KT Separation Agreement.

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     6.   Representations and Warranties.
          ------------------------------

          6.1 Each of the parties hereto represents and warrants as to itself it (a) is authorized to execute and deliver this Agreement and to take all actions and to execute and deliver all further agreements and instruments required or contemplated by this Agreement to be executed by it, and (b) is not prohibited by agreement, operation of law or order of court from executing and delivering this Agreement or from taking all actions and executing and delivering all further agreements and instruments required or contemplated by this Agreement to be executed or performed by it, (c) has consulted with and has been advised by independent counsel prior to executing this Agreement and has not relied on advice of Jenner & Block or David Bradford in deciding whether to enter into this Agreement;

          6.2 Each of DS and Nightingale-Conant represents and warrants to NFLI that (a) it has received and had the opportunity to review NFLI's Report on Form 10-K for the fiscal year ended September 30, 1997, and NFLI's Reports on Form 10-Q for the quarters ended December 31, 1997, March 31, 1998 and June 30, 1998, and has been given access to full and complete information regarding NFLI and has utilized such access to its satisfaction for the purpose of obtaining such information regarding NFLI as it has reasonably requested, and, particularly, it has been given reasonable opportunity to ask questions of, and receive answers from, representatives of NFLI concerning the terms of the Note, Warrant and the underlying common stock (the "SECURITIES") and the business, financial condition and management of NFLI and to obtain any additional information, to the extent reasonably available, from NFLI; (b) it, in reaching a decision to acquire the Securities, has such knowledge and experience in financial and business matters that it is capable of reading and interpreting financial statements and evaluating the merits and risks of an investment in the Securities and has the financial wherewithal to acquire investments which are not readily marketable and to incur a loss in such investments; (c) it recognizes that the Securities as an investment involve a high degree of risk and must be considered extremely speculative; (d) the Securities are being acquired by it for its own account and for investment purposes only, and without the intention of reselling or redistributing the Securities, and it understands that, in order to comply with applicable securities laws, appropriate restricted legends must be placed on certificates evidencing the Securities, and appropriate stop transfer instructions provided to NFLI's transfer agent.

     7.   Assignment; Third Party Beneficiaries.  This Agreement is intended to
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bind and inure to the benefit of successors and assigns of each of the parties hereto; no party hereto may assign its rights hereunder (a) without the written consent of the other parties, and (b) without the proposed assignee expressly agreeing in writing to assume the obligations and duties of the party proposing the assignment. No person other than the parties hereto and their lawful successors or assigns is intended to benefit from the execution and performance of this Agreement.

     8.   Amendments.  This Agreement may not be amended or modified except in a
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writing signed by all the parties hereto.

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     9.   Legal Actions.  In the event of any legal action to enforce this
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Agreement, payment of the Cash Portion of the Consideration, the Note, the
Warrants, Nightingale-Conant's rights with respect to the Shares or any obligation under this Agreement, (a) the prevailing party will be entitled, in addition to any other relief granted, to recover from the other party the costs and expenses of enforcement, including reasonable attorneys' fees and related costs, and (b) each party waives its right, if any, to request a jury trial and seek a change of venue for any reason. The parties hereby consent to personal jurisdiction and venue in the state and federal courts located in the City of Chicago, Illinois for the purpose of enforcing this Agreement. The parties further agree that such courts shall exclusively constitute the permitted forums for resolving disputes arising out of, or related to, this Agreement. The laws of the State of Illinois, excluding the State's choice of law rules, shall govern the construction and interpretation of this Agreement.

     10.  Severability.  If any provision of this Agreement or portion of such
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provision is held invalid or unenforceable as written by a court of competent jurisdiction, such provision or portion thereof affected by such holding will be modified, to the extent possible, the affected provision or portion thereof shall be stricken, and all remaining provisions of this Agreement will continue in full force and effect.

     11.  Independent Contractors.  The parties hereto are independent
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contractors.  Nothing in this Agreement shall be deemed to create between the parties a relationship of employer-employee, principal-agent, partners or joint ventures.

     12.  Counterparts.  This Agreement may be executed, including by facsimile,
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in counterparts. which together shall constitute one and the same original.

     13.  Headings.  Paragraph headings, titles and assignations used herein are
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intended for convenience of the parties and are not intended, and should not be construed, as relevant or material in the interpretation of this Agreement.

     14.  Entire Agreement. This Agreement, including the Exhibits hereto, each
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of which is hereby incorporated in and made a part of this Agreement, constitutes the entire agreement and understanding among the parties with respect to the subject matter and supersedes all prior agreements, understandings, proposals and communications regarding the subject matter.

     15.  No Admissions of Liability. This Agreement constitutes a compromise
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and settlement of disputes and disagreements which is not to be treated as an admission or a concession of any liability by any party for any purpose.

     16.  Further Assurances.  Each of the parties shall execute and deliver
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such agreements, instruments, items, certificates, bills of sale, assignments and documents and undertake such acts as may be reasonably requested by any of the other parties as may be required or contemplated by this Agreement or the transaction it represents.

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     17.  Survival.  The representations, warranties and agreements of each
          --------
party set forth in this Agreement shall survive the execution and delivery of and the closing of the transactions contemplated by this Agreement.


     AGREED this 30th day of October, 1998.

Nutrition For Life International, Inc.        Tru-Vantage International, L.L.C.

By:__________________________________         By:_____________________________
Title:_______________________________         Title:__________________________


Distributor Services, L.L.C.                  Maximum Impact, L.L.C.

By:__________________________________         By:_____________________________
Title:_______________________________         Title:__________________________

Nightingale-Conant Corporation

By:__________________________________
Title:_______________________________

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